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                                                                        10/13/99

                                                                    EXHIBIT 10.2


                           CARBON ENERGY CORPORATION
                          1999 RESTRICTED STOCK PLAN


                              SECTION 1:  Purpose
                              -------------------

     The purpose of the Carbon Energy Corporation 1999 Restricted Stock Plan (the "Plan") is to further the growth and development of Carbon Energy Corporation, a Colorado corporation (the "Company"), by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.


                            SECTION 2:  Definitions
                            -----------------------

     Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c)  "Change in Control" shall be deemed to have occurred:

               (1) At such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or

               (2) On the date on which the stockholders of the Company approve: (A) any agreement for a merger or consolidation of the Company with another entity, provided that there shall be no Change in Control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own directly more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; or (B) any sale, exchange or other disposition of all or substantially all of the Company's assets; or

               (3) On the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions; or
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               (4)  At such time that there is a change in more than a majority of the Company's Board of Directors as a result of a proxy contest, except this clause (4) will not apply to any Common Stock of a Grantee who, or an Affiliate of whom, has waged the proxy contest or has endorsed the change in the Board of Directors.

     In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than Yorktown Energy Partners III, L.P., Yorktown Partners LLC, or entities controlled by Yorktown Partners LLC. For this purpose, the term "controlled" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether
     (1) through the ownership of more than 50% of the outstanding voting securities of the person, (2) by contract or (3) by a position such as a general partner or manager. The Plan Administrator's reasonable determination as to whether such an event has occurred shall be final and conclusive.

          (d) "Common Stock" shall mean the Company's common stock (no par value) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

          (e)  "Director" shall mean a member of the Board of Directors.

          (f) "Plan Administrator" shall mean the body which is responsible for the administration of the Plan, as determined pursuant to Section 4.1.

          (g) "Recipient" shall mean the employee, director, or consultant of the Company or its Subsidiaries who has been granted Restricted Stock under this Plan.

          (h) "Restricted Stock" shall mean shares of Common Stock granted to an employee, director, or consultant of the Company or its Subsidiaries, which are subject to restrictions set forth in a Stock Restriction Agreement in such form as the Plan Administrator in its sole discretion shall specify at the time that the shares are granted.

          (i) "Stock Restriction Agreement" shall mean the agreement between the Company and a Recipient pursuant to which Restricted Stock is granted to the Recipient and which sets forth the restrictions on such Restricted Stock.

          (j) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                          SECTION 3:  EFFECTIVE DATE
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     The effective date of the Plan is October 14, 1999.


                          SECTION 4:  ADMINISTRATION
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     4.1  Plan Administrator.  The Plan shall be administered by the Board of
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Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a

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committee. Any such committee shall be appointed by and shall serve at the pleasure of the Board of Directors and shall consist of two or more non-employee Directors and the President of the Company; provided that no member of such committee shall participate in the deliberations and actions of the committee with respect to the granting of Restricted Stock to that member. The Board of Directors may from time to time remove members from or add members to any such committee, and vacancies on the committee, howsoever caused, shall be filled by the Board of Directors.

     4.2  Meetings and Actions. The Plan Administrator shall hold meetings at
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such times and places as it may determine. A majority of the members of the Plan
Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Restricted Stock which may be or has been granted pursuant to the Plan.

     4.3  Powers of Plan Administrator. The Plan Administrator shall have the
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full and exclusive right to grant and determine terms and conditions of all
Stock Restriction Agreements under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Restricted Stock, the Plan Administrator shall take into consideration the contribution the Recipient has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine.

     4.4  Interpretation of Plan. The determination of the Plan Administrator as
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to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Restricted Stock which may be or has been granted pursuant to the Plan.

     4.5  Indemnification. Each person who is or shall have been a member of the
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Plan Administrator or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, provided that the Company approved such settlement, or paid in satisfaction of a judgment in any such action, suit or proceeding, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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                     SECTION 5:  STOCK SUBJECT TO THE PLAN
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     5.1  Number.  The aggregate number of shares of Common Stock which may be
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granted under the Plan shall not exceed three hundred thousand (300,000) shares.
Shares which may be issued as Restricted Stock may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

     5.2  Unused Stock. If any Restricted Stock granted under the Plan is
          ------------
forfeited, in whole or in part, such shares shall once again be available for issuance under the Plan.

     5.3  Adjustment for Change in Outstanding Shares.  If there is any change,
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increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan. The Plan Administrator's determinations in making adjustments shall be final and conclusive.


                            SECTION 6:  ELIGIBILITY
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     All salaried employees, all directors, and all consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive grants of Restricted Stock under the Plan.


                     SECTION 7:  GRANT OF RESTRICTED STOCK
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     The Plan Administrator may from time to time in its sole discretion determine which of the eligible employees, directors, or contractors of the Company should receive grants of Restricted Stock, the number of shares of Restricted Stock to be granted to each such eligible employee, director, and contractor, the dates on which such shares of Restricted Stock are to be granted, and the restrictions applicable to each grant of shares of Restricted Stock. The restrictions applicable to each grant of shares of Restricted Stock shall be set forth in a Stock Restriction Agreement in such form as the Plan Administrator, in its sole discretion, shall determine to be appropriate. The terms of any Stock Restriction Agreement need not be identical to the terms of other Stock Restriction Agreements applicable to other grants of Restricted Stock under the Plan to the same or other Recipients. No shares of Restricted Stock shall be issued under the Plan until the Recipient of such shares provides the Company with a signed Stock Restriction Agreement in the form specified by the Plan Administrator with respect to the grant of Restricted Stock to that recipient.


                         SECTION 8:  CHANGE IN CONTROL
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     Notwithstanding any vesting requirements contained in any Stock Restriction
Agreement, all Restricted Stock issued under the Plan shall become immediately vested in full upon the occurrence of a Change in Control. However, if the Change in Control occurs because of the change in the Board of Directors described in clause (4) of the definition of Change in Control,

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this Section 8 shall not apply to any Restricted Stock of a Recipient who, or an
Affiliate of whom, has waged a proxy contest resulting in the change in more than a majority of the Board of Directors or has endorsed the change in the Board of Directors, and the Restricted Stock of that Recipient shall not be affected by this Section 8. If any employment agreement between a Recipient and the Company provides that Restricted Stock granted under this Plan will become vested upon the occurrence of other events (such as, but not limited to, an event that constitutes a change in control as defined in that employment agreement but that is not a Change in Control as defined in Section 2(c) of this
Plan), then Restricted Stock granted under this Plan shall become vested upon the occurrence of such other events in accordance with the terms of such employment agreement, in addition to becoming vested in accordance with the terms of this Plan and the Stock Restriction Agreement issued to the Recipient under this Plan.


                        SECTION 9:  ISSUANCE OF SHARES
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     9.1  Compliance with Laws. If the issuance or transfer of shares by the
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Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Recipient until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority which counsel for the Company deems necessary for the lawful issuance of shares under the Plan, the Company shall be relieved from any liability for failure to issue shares unless and until such authority is obtained.

     9.2  Investment Representation.  The Company may require any Recipient to
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provide a written representation providing assurances satisfactory to the
Company (i) as to the Recipient's knowledge and experience in financial and business matters and/or that the Recipient has engaged a representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, (ii) that the Recipient is capable of evaluating, alone or together with the representative, the merits and risks of owning the Restricted Stock; and (iii) that the Recipient is acquiring the Restricted Stock for such person's own account and not with any present intention of selling or otherwise distributing the stock. Certificates representing Restricted Stock may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Restricted Stock until there has been compliance with federal and state securities laws.

                            SECTION 10:  AMENDMENTS
                            -----------------------

     The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under a previous grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Stock Restriction Agreements granted under the Plan, except that no such action shall diminish or impair the rights under a Stock Restriction Agreement previously granted without the consent of the Recipient.

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                           SECTION 11:  TERM OF PLAN
                           -------------------------

     This Plan shall terminate on September 1, 2009; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under a grant of Restricted Stock previously made without the consent of the Recipient.


                        SECTION 12:  NO EMPLOYMENT RIGHTS
                        ---------------------------------

     Nothing contained in this Plan shall confer upon any person any right with respect to the continuation of such person's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the person from the rate in existence at the time of the grant of the Restricted Stock.


                          SECTION 13:  GOVERNING LAW
                          --------------------------

     This Plan, and all Stock Restriction Agreements granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

     Adopted effective the 14th day of October, 1999.

                              CARBON ENERGY CORPORATION


                              By:_________________________________________

                              Title:______________________________________

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